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                                                                   EXHIBIT 23.01


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB into the Company's previously filed Registration Statements, File Nos. 333-08537 and 333-29947 (both filed on Form S-8).


                                        ARTHUR ANDERSEN LLP

                                        San Jose, California
                                        March 31, 1999